UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2014

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Almaden Boulevard, Suite 800
San Jose, California 95113

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 558-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01     Other Events.

Item 9.01     Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 8.01     Other Events.

On March 17, 2014, the Company filed a lawsuit against Zillow, Inc. and Errol Samuelson in the Superior Court of King County, Washington for breach of contract, breach of fiduciary duty, and misappropriation of trade secrets among others actions. The National Association of REALTORS and its subsidiary Realtors Information Network, Inc. joined as plaintiffs in the suit.

A press release issued by the Company on March 17, 2014, announcing the filing of the lawsuit, is filed with this report as Exhibit 99.1 and is incorporated by reference into this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release announcing filing of lawsuit by Move, Inc. against Zillow, Inc. and Errol Samuelson in the Superior Court of King County, Washington.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: March 17, 2014	By:	/s/ James S. Caulfield
James S. Caulfield
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing filing of lawsuit by Move, Inc. against Zillow, Inc. and Errol Samuelson in the Superior Court of King County, Washington.